UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2010

EMERGENCY MEDICAL SERVICES CORPORATION

EMERGENCY MEDICAL SERVICES L.P.

(Exact name of each registrant as specified in its charter)

Delaware	001-32701 333-127115	20-3738384 20-2076535
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado (Address of principal executive offices)	80111 (Zip Code)

(303) 495-1200

(Registrants’ telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition.

On August 3, 2010, Emergency Medical Services Corporation (“EMSC”) issued a press release announcing its financial results for the quarter and six months ended June 30, 2010.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Section 5 - Corporate Governance and Management

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2010, the Board of Directors of EMSC (the “Board”) increased the number serving on its Board from seven to eight directors and filled the vacancy created by such newly-created directorship by appointing Leonard Riggs, M.D. to the Board.  Dr. Riggs will serve as a Class III Director, where his initial term will expire at EMSC’s 2011 annual stockholder meeting.  The Board also appointed Dr. Riggs to serve on the following committees of the Board:  Corporate Governance and Nominating Committee, Compensation Committee and Compliance Committee.

No arrangements exist between EMSC and Dr. Riggs pursuant to which he was selected as a Director.  There are no transactions in which Dr. Riggs has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Dr. Riggs will be compensated in accordance with EMSC’s publicly disclosed director compensation policies.  In accordance with such policies, Dr. Riggs was granted a prorated amount of 1,854 Restricted Stock Units under EMSC’s Non-Employee Director Compensation Program, which will vest at EMSC’s 2011 annual stockholder meeting provided Dr. Riggs meets EMSC’s vesting criteria applicable to directors subject to the plan, and will receive a prorated 75% of EMSC’s standard annual director fees of $67,000 until EMSC’s 2011 annual stockholder meeting.

On July 30, 2010, the Compensation Committee of the Board also approved annual base salary increases to each of William Sanger, Chief Executive Officer, Randel G. Owen, Executive Vice President and Chief Financial Officer, and Todd G. Zimmerman, Executive Vice President and Secretary, in the amount of 3.0% to their respective base salaries.  Mark E. Bruning, the President of American Medical Response, Inc., will also receive a salary increase in the equivalent percentage, although his salary increase is determined by EMSC pursuant to its standard management merit increase process rather than by the Compensation Committee.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release of Emergency Medical Services Corporation, dated August 3, 2010.

The information in Item 2.02 of this report, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES
CORPORATION
(Registrant)

August 3, 2010	By:	/s/ Craig Wilson
Craig Wilson
Senior Vice President and Interim General Counsel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES, L.P.
(Registrant)

	By:	Emergency Medical Services Corporation,
its General Partner

August 3, 2010	By:	/s/ Craig Wilson
Craig Wilson
Senior Vice President and Interim General Counsel

Exhibit Index

Exhibit Number	Description

99.1	Press Release of Emergency Medical Services Corporation, dated August 3, 2010.